                                                                    EXHIBIT 10.6


                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made and entered into as of August 9, 1999 by and between CROWN CRAFTS, INC., a Georgia corporation (together with its successors and assigns, the "Company"); and WACHOVIA BANK, N.A., a national banking association, as Collateral Agent (the "Collateral Agent") for each of the Secured Parties.

                                   WITNESSETH:

         WHEREAS, the Company, the Collateral Agent and the Secured Parties are parties to that certain Intercreditor Agreement dated as of the date hereof (as from time to time amended, modified, supplemented or restated, the "Intercreditor Agreement"; all capitalized terms not defined herein shall have the meaning set forth in the Intercreditor Agreement and the "Security Agreement" defined therein) whereby the Collateral Agent has agreed to act on behalf of the Secured Parties in connection therewith and pursuant to which such parties have agreed that the Secured Obligations shall be equally and ratably secured; and

         WHEREAS, the Company is willing to pledge to the Collateral Agent, for the benefit of the Secured Parties, to secure the payment and performance of the Company's Obligations, all of its interest in all of the issued and outstanding shares of common stock owned by the Company of each of its domestic subsidiaries as identified on Schedule I hereto (collectively the "Pledged Stock");

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

         1.       PLEDGE OF STOCK; OTHER COLLATERAL.

         (a) As collateral security for the payment and performance of all of the Secured Obligations, and subject to Section 10 hereof, the Company hereby pledges and collaterally assigns to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties pursuant to the Georgia Uniform Commercial Code (the "UCC") a first priority security interest in the Pledged Stock and all of the following:

                           (A) all cash, securities, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock, other than dividends permitted to be retained by the Company under the Transaction Documents; and

                           (B) all other property hereafter delivered to the Collateral Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, all security entitlements constituting any Pledged Stock, all securities accounts to which may at any time be credited any or all of the Pledged Stock and all cash, securities, interest, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock.

All such Pledged Stock, certificates, instruments, cash, securities, interest, dividends, rights and other property referred to in this Section 1, other than dividends issued in respect of such Pledged Stock that are permitted to be retained by such Company under the Transaction Documents, are herein collectively referred to as the "Collateral." All of the Pledged Stock is currently owned by the Company and is represented by the stock certificates listed on Schedule I hereto, which stock certificates, with stock powers duly executed in blank by the Company, are being or have been delivered to the Collateral Agent.

         (b) The Company agrees to execute and deliver, or cause to be executed and delivered by other Person's, at the Company's expense, all share certificates, documents, instruments, agreements, financing statements (and amendments thereto and continuations thereof), assignments, control agreements, or other writings as the Collateral Agent may request from time to time to carry out the terms of this Agreement or to protect or enforce the Collateral Agent's Lien and security interest on the Collateral hereunder granted to the Collateral Agent for the benefit of the Secured Parties and further agrees to do and cause to be done upon the Collateral Agent's request, at the Company's expense, all things determined by the Collateral Agent to be necessary or advisable to perfect and keep in full force and effect the Lien in the Collateral hereunder granted to the Collateral Agent for the benefit of the Secured Parties, including the prompt payment of all out of pocket fees and expenses incurred in connection with any filings made to perfect or continue the Lien and security interest in the Collateral hereunder granted in favor of the Collateral Agent for the benefit of the Secured Parties. The Company hereby irrevocably authorizes the Collateral Agent to execute and file, with or, if permitted by applicable law, without the signature of the Company, all such financing statements and amendments thereto and continuations thereof reflecting the Company as the "debtor" and the Collateral Agent as the "secured party", as the Collateral Agent may at any time deem necessary or advisable to carry out the purposes of this Agreement.

         (c) All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by the Collateral Agent or any Secured Party in exercising any right, power or remedy conferred by this Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Collateral Agent for the benefit of the Secured Parties by the Company immediately upon demand therefor, with interest thereon until paid in full.

         2. STATUS OF PLEDGED STOCK. The Company hereby represents and warrants to the Collateral Agent for the benefit of the Secured Parties that (a) all of the shares of the Pledged Stock are validly issued and outstanding, fully paid and nonassessable and constitute all the issued and outstanding shares of voting stock of each of the domestic subsidiaries owned by the Company as set forth on Schedule I hereto (b) the Company is the registered and record and beneficial owner of the Pledged Stock, free and clear of all Liens, charges, equities, encumbrances and restrictions on pledge or transfer (other than the pledge hereunder and under the Transaction Documents and applicable restrictions pursuant to federal and state securities laws), (c) at no time shall the Pledged Stock (i) be held or maintained in the form of a security entitlement or credited to any securities account or (ii) be maintained in the form of an uncertificated security, (d) it has full corporate power, legal right and lawful authority to execute this Agreement and to pledge, assign and transfer its Pledged Stock in the manner and form hereof, and (e) the pledge, assignment and delivery of its Pledged Stock to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Stock, securing the payment of the Secured Obligations, assuming continuous and uninterrupted possession thereof by the Collateral Agent. Except as otherwise expressly provided herein or in the Transaction Documents, none of the Pledged Stock (nor any interest therein or thereto) shall be sold, transferred or assigned without the Collateral Agent's prior written consent, which may be withheld for any reason. The Company covenants with the Collateral Agent for the benefit of the Secured Parties that it shall at all times cause the Pledged Stock to be represented by the certificates now and hereafter delivered to the Collateral Agent in accordance with Section 1 hereof and that it shall cause each of its subsidiaries not to issue any capital stock, or securities convertible into capital stock, at any time during the term of this Agreement other than to the Company who shall immediately pledge such additional capital stock to the Collateral Agent on substantially identical terms as are contained herein. The Company hereby agrees not to enter into any agreement requiring that the voting rights associated with the Pledged Stock be exercised in any particular manner nor grant any interest in or permit to exist any Lien, charge, encumbrance or restriction with respect to the Pledged Stock (other than applicable restrictions pursuant to federal and state securities laws).

         3.       PRESERVATION AND PROTECTION OF COLLATERAL.

         (a) The Collateral Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.

         (b) The Company agrees to pay when due all taxes, charges, Liens and assessments against the Collateral, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a consistent basis. Upon the failure of the Company to so pay or contest such taxes, charges, Liens or assessments, the Collateral Agent at its option may pay or contest any of them (the Collateral Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments).

         (c) The Company hereby irrevocably authorizes the Collateral Agent to file (with, or to the extent permitted by applicable law, without the signature of the Company appearing thereon) financing statements (including amendments thereto and continuations and copies thereof) showing the Company as the "debtor" at such time or times and in all filing offices as the Collateral Agent may from time to time determine necessary or advisable to perfect or protect the rights of the Collateral Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated.

         4. DEFAULT. If any Actionable Default be in existence and while a Remedies Demand has been made and not withdrawn, the Collateral Agent is given full power and authority, then or at any time thereafter, to sell, assign and deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Collateral Agent may elect; and any such sale may be made either at public or private sale at the Collateral Agent's place of business or elsewhere, either for cash or upon credit or for future delivery, at such price as the Collateral Agent may reasonably deem fair; and the Collateral Agent may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of the Company or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law; provided, however, that the Collateral Agent shall give to Company five days' notice prior to any sale permitted under this Agreement, and the Company agrees that such notice shall constitute commercially reasonable notice. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Collateral Agent. The Company recognizes that the Collateral Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Collateral Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the stock for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group. The Company agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to the Company than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Collateral Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of such Collateral to register or otherwise qualify them, even if such issuer would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law. The Company further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. The Company hereby acknowledges that a ready market may not exist for the Pledged Stock if they are not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Stock may be sold for an amount less than a pro rata share of the fair market value of the issuer's assets minus its liabilities. In addition to the foregoing, the Secured Parties may exercise such other rights and remedies as may be available under the Loan Documents, at law (including, without limitation, the UCC) or in equity.

         5. PROCEEDS OF SALE. The proceeds of the sale of any of the Collateral and all sums received or collected from or on account of such Collateral shall be applied to the payment of expenses incurred or paid by the Collateral Agent in connection with any sale, transfer or delivery of the Collateral, to the payment of any other costs, charges, reasonable attorneys' fees or expenses mentioned herein, and to the payment of the Secured Obligations or any part thereof, all in such order and manner as set forth in Section 7 of the Intercreditor Agreement.

         6. PRESENTMENTS, ETC. The Collateral Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.

         7. ATTORNEY-IN-FACT. The Company hereby appoints the Collateral Agent as the Company's attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Collateral Agent shall have and may exercise rights under this power of attorney only upon the occurrence of an Actionable Default and otherwise in accordance with Section 6 of the Intercreditor Agreement. Without limiting the generality of the foregoing, if the Collateral Agent is entitled to exercise its rights under Section 4 hereof, then the Collateral Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Company representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.

         8. ABSOLUTE RIGHTS AND OBLIGATIONS. All rights of the Secured Parties, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Intercreditor Agreement, the Transaction Documents or any other agreement or instrument relating to any of the Secured Obligations;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Company Obligations, or any other amendment or waiver of or any consent to any departure from the Intercreditor Agreement, any other Transaction Document or any other agreement or instrument relating to any of the Secured Obligations;

                  (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

                  (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Secured Obligations or of this Agreement.

         9. WAIVER BY A COMPANY. The Company waives (to the extent permitted by applicable law) any right to require any Secured Party or any other obligee of the Secured Obligations to (a) proceed against the Company, any guarantor or any other Person or entity, (b) proceed against or exhaust any Collateral as defined in the Intercreditor Agreement, or (c) pursue any other remedy in its power; and waives (to the extent permitted by applicable law) any defense



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

arising by reason of any disability or other defense of the Company, any guarantor or any other Person, or by reason of the cessation from any cause whatsoever of the liability of the Company, any guarantor or any other Person or entity. The Company shall not have the right of subrogation, and the Company waives any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and waives (to the extent permitted by applicable law) any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Collateral Agent for the benefit of the Secured Parties. The Company authorizes any Secured Party and any other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Intercreditor Agreement or the Transaction Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

         The Collateral Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to the Company and the receipt thereof by such Company shall be a complete and full acquittance for the Collateral so delivered, and the Secured Parties shall thereafter be discharged from any liability or responsibility therefor.

         10.      DIVIDENDS AND VOTING RIGHTS.

         (a) All dividends and other distributions with respect to any of the Pledged Stock shall be subject to the pledge hereunder except for dividends permitted to be retained by the Company under the Transaction Documents. Any such dividends may be retained by the Company free from any Liens hereunder until an Actionable Default shall be in existence and a Remedies Demand shall have been made, at which time all dividends shall be promptly delivered to the Collateral Agent (together, if the Collateral Agent shall request, with stock powers or instruments of assignment duly executed in blank affixed to any capital stock or other negotiable document or instrument so distributed) to be held, released or disposed of by it hereunder or, at the option of the Collateral Agent, to be applied to the Secured Obligations hereby secured.

         (b) So long as no Actionable Default shall have occurred and no Remedies Demand shall have been made, the registration of the Collateral in the name of the Company shall not be changed and the Company shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms hereof.

         (c) Upon the occurrence of any Actionable Default and the making of a Remedies Demand, at the option of the Collateral Agent, all rights of the Company to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Collateral Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Collateral Agent or its nominee or agent for the benefit of the Secured Parties and exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end the Company hereby appoints the



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

Collateral Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to the Pledged Stock hereunder upon the occurrence of any Actionable Default, which proxy is coupled with an interest and is irrevocable prior to termination of this Agreement, and the Company hereby agrees to provide such further proxies as the Collateral Agent may request; provided, however, that the Collateral Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

         11. POWER OF SALE. The power of sale and other rights, powers and remedies granted to the Collateral Agent for the benefit of the Secured Parties hereunder shall continue to exist and may be exercised by the Collateral Agent at any time and from time to time, upon the occurrence of an Actionable Default, irrespective of the fact that any Secured Obligations or any part thereof may have become barred by any statute of limitations or that the liability of the Company may have ceased.

         12. OTHER RIGHTS. The rights, powers and remedies given to the Collateral Agent for the benefit of the Secured Parties by this Agreement shall be in addition to all rights, powers and remedies given to any Secured Party by virtue of any statute or rule of law. Any forbearance or failure or delay by the Collateral Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived by the Required Secured Parties by an instrument in writing.

         13. FURTHER ASSURANCES. The Company agrees at its own expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, financing statements, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights, powers and remedies for the benefit of the Secured Parties hereunder. The Company hereby consents and agrees that the issuers of or obligors in respect of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Collateral Agent, on behalf of the Secured Parties, to exercise its rights hereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Company or any other Person to any of such issuers or obligors.

         14. BINDING AGREEMENT; ASSIGNMENT. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that the Company shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Collateral Agent as Collateral under this Agreement. All references herein to the Collateral Agent shall include any successor thereof, each Secured Party and any other obligees from time to time of the Secured Obligations.



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

         15. SEVERABILITY. In case any Lien, security interest or other right of any Secured Party or any provision hereof shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other Lien, security interest or other right granted hereby or provision hereof.

         16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart.

         17. INDEMNIFICATION. The Company hereby covenants and agrees to pay, indemnify, and hold harmless the Collateral Agent and each Secured Party from and against any and all other out-of-pocket liabilities, costs, expenses or disbursements of any kind or nature whatsoever arising in connection with any claim or litigation by any Person resulting from the execution, delivery, enforcement, performance and administration of this Agreement or the Transaction Documents, or the transactions contemplated hereby or thereby, or in any respect relating to the Collateral or any transaction pursuant to which the Company has incurred any Secured Obligation (all the foregoing, collectively, the "Indemnified Liabilities"); provided, however, that the Company shall have no obligation hereunder with respect to Indemnified Liabilities arising from the willful misconduct or gross negligence of the Collateral Agent or any Secured Party. The agreements in this subsection shall survive repayment of all Secured Obligations and the termination or expiration of this Agreement.

         18. NOTICES. Any notice required or permitted hereunder shall be given, (a) with respect to the Company, at the address of the Company indicated in Section 24 of the Intercreditor Agreement and (b) with respect to the Collateral Agent or a Secured Party, at the Collateral Agent's address indicated in Section 24 of the Intercreditor Agreement. All such notices shall be given and shall be effective as provided in Section 24 of the Intercreditor Agreement.

         19.      GOVERNING LAW; WAIVERS.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                  (b) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF FULTON, STATE OF GEORGIA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO


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

         THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (c) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN SECTION 24 OF THE INTERCREDITOR AGREEMENT OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF GEORGIA.

                  (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                  (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.






                            [SIGNATURE PAGE FOLLOWS.]



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



         IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first written above.


                                COMPANY:

                                CROWN CRAFTS, INC.


                                By: /s/ Michael Bernstein
                                    -----------------------------------
                                Name: Michael Bernstein
                                      ---------------------------------
                                Title: President
                                      ---------------------------------



                                COLLATERAL AGENT:

                                WACHOVIA BANK, N. A., as Collateral
                                Agent for the Secured Parties


                                By: /s/ R.E.S. Bowen
                                    -----------------------------------
                                Name: R.E.S. Bowen
                                      ---------------------------------
                                Title: Assistant Vice President
                                      ---------------------------------




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



                                   SCHEDULE 1


                                                           No. of           No. of        No. of        No. of      Certificate
                                                           Shares           Shares        Shares        Shares        Nos. for
Name of Subsidiary                  Class of Stock         Authorized       Issued      Outstanding     Pledged    Pledged Shares
------------------                  --------------         ----------       ------      -----------     -------    --------------
Churchill Weavers, Inc.             Common/$100 par          2,000            306            306           306           16

Crown Crafts Designer, Inc.         Common/$.001 par        10,000            100            100           100            1

Crown Crafts Home                   Common/no par              200            150            150           150            9
Furnishings, Inc.

Crown Crafts Home                   Common/$1 par            1,000          1,000          1,000         1,000            2
Furnishings of Illinois, Inc.

G.W. Stores, Inc.                   Common/no par           10,000            100            100           100            2

Hamco, Inc.                         Common/no par            1,000          1,000          1,000         1,000            4

Noel Joanna, Inc.                   Common/no par            7,500            182            182           182           11

The Red Calliope                    Common/$10 par           2,500            100            100           100           27
and Associates, Inc.